UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 15, 2009
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC

(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-14303	36-3161171

(Commission File Number)	(I.R.S. Employer Identification Number)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of principal executive offices)	(zip code)
(313) 758-2000

Registrant’s telephone number, including area code
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a—12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e—4(c))

SECTION 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
On September 15, 2009, American Axle & Manufacturing Holdings, Inc. (“Holdings”) and American Axle & Manufacturing, Inc. (“AAM”) entered into a fourth extension of the Waiver and Amendment, dated as of June 29, 2009, as amended and extended by that certain Waiver Extension dated as of July 29, 2009, as further amended and extended by that certain Second Waiver Extension dated as of August 17, 2009, and as further amended and extended by that certain Third Waiver Extension dated as of August 31 2009 (the “Waiver and Amendment”) to the Credit Agreement dated as of January 9, 2004, as amended and restated as of November 7, 2008 among Holdings, AAM, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) for the lenders party thereto (the “Lenders”), and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Bookrunners (as amended and restated, the “Credit Agreement” and the facility thereunder the “Revolving Credit Facility”), with the Administrative Agent and the Lenders party thereto (the “Fourth Waiver Extension”).
The Fourth Waiver Extension, among other things, extends the third waiver extension termination date of September 15, 2009 to September 17, 2009. The Fourth Waiver Extension can be terminated under certain circumstances, including AAM’s inability to meet the minimum liquidity test of $75 million for four consecutive business days. Except for the foregoing, the Waiver and Amendment remains in full force and effect.
The foregoing description is qualified in its entirety by reference to the full text of the Fourth Waiver Extension.
SECTION 7 — Regulation FD
Item 7.01. Regulation FD
•	AAM continues to work with key stakeholders on various commercial agreements and financing arrangements that would result in a comprehensive long-term solution outside of bankruptcy. The current extension of the waiver period provides additional time to finalize the definitive terms and conditions of such commercial agreements and financing arrangements.

Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements about the Company’s plans, projections, strategies or future performance. Such statements, made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, are based on our current expectations, are inherently uncertain, are subject to risks and should be viewed with caution. Actual results and experience may differ materially as a result of many factors, including but not limited to: our ability to negotiate and finalize the definitive terms and conditions of various commercial and financing arrangements with our key stakeholders, including our senior lenders; General Motors Corporation (GM) and Chrysler (Chrysler) production levels for the vehicles for which we are a supplier; the impact on our business of requirements imposed on, or actions taken by, any of our customers in response to TARP or similar programs; global economic conditions; availability of financing for working capital, capital expenditures, R&D or other general corporate purposes, including our ability to comply with covenants and commercial agreements; our customers’(including GM and Chrysler) and suppliers’ availability of financing for working capital, capital expenditures, R&D and other general corporate purposes; reduced purchases of our products by GM, Chrysler or other customers; reduced demand for our customers’ products (particularly light trucks and SUVs produced by GM and Chrysler); our ability to achieve cost reductions through ongoing restructuring actions; additional restructuring actions that may occur; our ability to achieve the level of cost reductions required to sustain global cost competitiveness; our ability to maintain satisfactory labor relations and avoid future work stoppages; our suppliers’ ability to maintain satisfactory labor relations and avoid work stoppages; our customers’ and their suppliers’ ability to maintain satisfactory labor relations and avoid work stoppages; our ability to implement improvements in our U.S. labor cost structure; supply shortages or price increases in raw materials, utilities or other operating supplies; our ability or our customers’ and suppliers’ ability to successfully launch new product programs on a timely basis; our ability to realize the expected revenues from our new and incremental business backlog; our ability to attract new customers and programs for new products; our ability to develop and produce new products that reflect market demand; lower-than-anticipated market acceptance of new or existing products; our ability to respond to changes in technology, increased competition or pricing pressures; continued or increased high prices for or reduced availability of fuel; adverse changes in laws, government regulations or market conditions affecting our products or our customers’ products (such as the Corporate Average Fuel Economy regulations); adverse changes in economic conditions or the political stability of our principal markets (particularly North America, Europe, South America and Asia); liabilities arising from warranty claims, product liability and legal proceedings to which we are or may become a party; changes in liabilities arising from pension and other postretirement benefit obligations; risks of noncompliance with environmental regulations or risks of environmental issues that could result in unforeseen costs at our facilities; our ability to attract and retain key associates; other unanticipated events and conditions that may hinder our ability to compete.
It is not possible to foresee or identify all such factors and we make no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

SECTION 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1	Fourth Waiver Extension dated as of September 15, 2009 among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., the banks and other financial institutions identified therein as lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
By:	/s/ Michael K. Simonte
	Name:	Michael K. Simonte
	Title:	Executive Vice President — Finance & Chief Financial Officer (also in capacity of Chief Accounting Officer)

Dated: September 15, 2009

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Fourth Waiver Extension dated as of September 15, 2009 among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., the banks and other financial institutions identified therein as lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.